ELEVATION ETF TRUST

DHANDHO JUNOON ETF (NYSE ARCA: JUNE)

SUPPLEMENT DATED NOVEMBER 18, 2016

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2016

The Board of Trustees of the Elevation ETF Trust has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization (the “Reorganization”) of the Dhandho Junoon ETF (the “Target Fund”) into a corresponding newly-created and identically-named exchange-traded fund (ETF) (the “Acquiring Fund”) of the Cambria ETF Trust.

The Acquiring Fund has the same name, investment objective and underlying index as the Target Fund and will be subject to substantially the same investment strategies, policies, and risks as the Target Fund, but as part of a Cambria-structured platform.

Pursuant to the Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of beneficial interest of the Acquiring Fund (and cash in lieu of fractional shares, if any) and the Acquiring Fund will assume all of the Target Fund’s liabilities. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund (and cash with respect to any fractional shares held by a Target Fund shareholder) with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganization. The Reorganization is expected to be a tax-free transaction.

The Reorganization is subject to shareholder approval. Target Fund shareholders of record as of October 25, 2016 will be asked to vote on the proposed Reorganization at the December 5, 2016 shareholder meeting. Target Fund shareholders of record will receive a proxy statement/prospectus that contains pertinent details regarding the proposed Reorganization, including information about Cambria ETF Trust and its investment adviser, Cambria Investment Management, L.P. If approved by shareholders, the Reorganization is expected to close on or around December 12, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE